Exhibit 32.01
Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U. S. C. Section 1350, I, Steven M. Neil, hereby certify that, to the best of my knowledge, the Quarterly Report of Diamond Foods, Inc. on Form 10-Q for the quarter ended April 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Diamond Foods, Inc.

/s/ Steven M. Neil
Steven M. Neil
Chief Financial and Administrative Officer Date: May 27, 2010

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U. S. C. Section 1350, I, Michael J. Mendes, hereby certify that, to the best of my knowledge, the Quarterly Report of Diamond Foods, Inc. on Form 10-Q for the quarter ended April 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Diamond Foods, Inc.

/s/ Michael J. Mendes
Michael J. Mendes
Chairman of the Board, President and Chief Executive Officer Date: May 27, 2010
These certifications accompany this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.